Borrowings (Details) - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018
Borrowings
Amounts due within one year	$ 207,747	$ 531,209
Less: unamortized deferred loan/bond issuance costs	(11,143)	(10,659)
Borrowings, current portion	196,604	520,550
Amounts due after one year	2,899,907	2,344,389
Plus: unamortized premium	1,791
Less: unamortized deferred loan/bond issuance costs	(42,340)	(36,480)
Borrowings, non-current portion	2,859,358	2,307,909
Total	$ 3,055,962	$ 2,828,459